Q4 2022 Earnings Presentation March 23, 2023 A Mission-Driven Fintech Platform that Helps Everyday Americans Gain Access to Credit with Specialty Finance Products

1 Disclaimer This presentation (the “Presentation”) of OppFi Inc. (“OppFi” or the “Company”) is for information purposes only. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Trademarks and trade names referred to in this Presentation are the property of their respective owners. The information contained herein does not purport to be all-inclusive. This Presentation does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. The Company disclaims any duty to update the information contained in this Presentation, which information is given only as of the date of this Presentation unless otherwise stated herein. Forward-Looking Statements This Presentation includes "forward-looking statements'' within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," “possible,” "continue," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, OppFi’s expectations for its first quarter and full year 2023 guidance, OppFi's expectations with respect to the future performance of OppFi’s platform and future financial performance, OppFi’s expectations for its growth, and including growth of loan automation, profitability, OppFi's new products and their performance, and potential acquisitions and new strategic relationships. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions and tightening of credit markets on OppFi’s business; the impact of COVID-19 on OppFi’s business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults or non-performance, may have on OppFi’s business; risks related to the material weakness in OppFi’s internal controls over financial reporting; the risk that the business combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; concentration risk; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi’s financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any periodic filing, information or proxy statement, or prospectus or registration statement to be filed by OppFi with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBT, Adjusted Net Income (and margin thereof), Adjusted EBITDA (and margin thereof) and Adjusted EPS have not been prepared in accordance with United States generally acceptable accounting principles ("GAAP"). Adjusted EBT is defined as Net Income, plus (1) provision for income taxes; (2) amortization of debt transaction costs; and (3) other addbacks and one-time expenses, including the change in the fair value of warrant liabilities, sublease income, expenses related to the reclassification of OppFiCard receivables as held for sale, one-time legal, accounting, and other expenses related to the Business Combination, stock compensation expenses, board fees, severance, and retention. Adjusted Net Income is defined as Adjusted EBT as defined above, adjusted for taxes assuming a tax rate of 24.17% for the year ended December 31, 2022 and a tax rate of 21.61% for the year ended December 31, 2021, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies. Adjusted EBITDA is defined as Adjusted Net Income as defined above, excluding (1) pro forma and business (non-income) taxes; (2) depreciation and amortization; and (3) interest expense. Adjusted EPS is defined as Adjusted Net Income as defined above, divided by weighted average diluted shares outstanding, which represent shares of both classes of common stock outstanding, excluding 25,500,000 shares related to earnout obligations and including the impact of unvested restricted stock units, unvested performance stock units, and the employee stock purchase plan. Shares of Class V common stock that are exchangeable into shares of Class A common stock as a result of OppFi's Up-C structure are excluded from the diluted shares calculation in any period in which OppFi reports a loss because the inclusion would be antidilutive. These financial measures have not been prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures with comparable names should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. These non-GAAP measures of financial results are not GAAP measures of our financial results or liquidity and should not be considered as an alternative to net income (loss) as a measure of financial results, cash flows from operating activities as a measure of liquidity, or any other performance measure derived in accordance with GAAP. OppFi believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to OppFi’s financial condition and results of operations. OppFi’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. OppFi believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing OppFi’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review OppFi’s audited financial statements, which have been filed with the SEC. A reconciliation for OppFi's non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix. A reconciliation of projected 2023 Adjusted Net Income and projected 2023 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this Presentation because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. No Offer or Solicitation This Presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Website This Presentation contains reproductions and references to the Company’s website and mobile content. The contents of the website and mobile content are not incorporated into this Presentation. Any references to URLs for the websites are intended to be inactive textual references only.

2 2022 Full Year Highlights Marketing cost per new funded loan decreased 20% year over year Closed $150 million credit facility with Castlelake Founder / Executive Chairman returned as Chief Executive Officer First payment default rates for new customers ended Q4 down 29% from end of Q2, trending closer to pre-pandemic levels Net Promoter Score, or NPS, of 82 Exceeded guidance for full-year total revenue growth; operating expenses as a percent of total revenue, excluding interest, add backs, and one-time items; and adjusted net income

3 Key Company Highlights 1. 2017– 2022 2. As of 12/31/2022 3. For full-year 2022 at the time of loan approval Solid Revenue Growth 45% 5-year CAGR1 Significant Scale Facilitated more than $4.4 billion in gross loan issuance covering over 2.6 million loans, since inception2 Leading Proprietary Credit & Technology Platform Real-time AI drove automation for 85% of decisions in 2022 CEO and Executive Chairman as Largest Shareholder Owner / operator dynamic aligns incentives to maximize shareholder value Robust Customer Demand More than 3.1 million applications in 2022, ~80% mobile generated Exceptional Customer Satisfaction Net Promoter Score of 823; 3,600+ Trustpilot customer reviews with 4.6 / 5.0 average rating

4 High Percentage of Americans Lack Savings and/or Credit Access 60 million U.S. adults lack access to traditional credit at choice1 60% of U.S. consumers live paycheck to paycheck2 43% of U.S. adults have savings to cover a $1,000 unplanned expense3 1. Hamdani, Kausar, et al. “UNEQUAL ACCESS TO CREDIT The Hidden Impact of Credit Constraints.” NewYorkFed.org, 2019 2. LendingClub Corporation. "New Reality Check: The Paycheck-to-Paycheck Report: The Debt and Credit Deep Dive Edition“ PYMNTS.com, February 28, 2023 3. Gillespie, Lane. “Bankrate’s 2023 Annual Emergency Savings Report” Bankrate.com, February 23, 2023

5 5 A Cheaper, Better Product for Non- Prime Traditional financing options for the underbanked have been limited, with exorbitant interest rates and poor customer service OppFi Advantage: Market Leading Terms and Excellent Customer Experience OppFi’s Market Leading Terms Underbanked Option APRs Simple interest, amortizing installment loans with no balloon payments No origination, late, or NSF fees No prepayment penalties Report to the 3 major credit bureaus Work compassionately with customers who require payment plan modification TurnUp program helps consumers find most affordable loan even if that option isn’t with us 1. Credit Karma; based on average charge of $34 on average transaction of $24 to be repaid within three days 2. CFPB; from 2017 lawsuit, the annual percentage rates for four tribal lenders’ installment loan products was between 440% and 950% 3. FTC and CFPB; based on title lenders charging average of 25% per month and typical two-week payday loan with a $15 per $100 fee 4. FTC; based on $83/month, 12-month Lease to Own (“LTO”) plan to purchase ~$500 item and $39/week, 48-week LTO plan to purchase ~$600 item 5. Lend Academy; assumes $200 amount financed with $5 finance charge 7 days between the advance and employee’s regularly scheduled paydate ~17,000% ~450% - 950% ~300% - 400% ~100% - 300% ~130% 59% - 160% 0% 200% 400% 600% 800% 1000% 1200% Bank Overdraft Tribal Lenders Payday & Title Loans Lease to Own Earned Wage Access 532 41 Average Loan Amount ~$1,500 Average Term ~11 Months ~17, ~450%- 950% ~300%- 400% ~100%- 300% ~59%- 160%~

6 OppFi Growth Strategy Accelerate Profitable Growth Drive profitable core product volume growth Diversify into new customer and product types via M&A Expand relationships to serve more consumers • Continue to refine and enhance underwriting model, focusing on more favorable credit tiers • Maintain low customer acquisition costs and grow lower cost channels, such as SEO • Acquire platforms or assets providing accessible credit products to new customers • Expand into adjacent service businesses with synergies to core product • Achieve selected vertical integration • Form new strategic channel relationships to reach more non-prime consumers at the point of need • Maintain and grow network of aggregators

7 Q4 2022 Financial Highlights 1. Non-GAAP Financial Measures: Adjusted Net Loss and Adjusted EPS are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures. 2. Shares of Class V common stock that are exchangeable into shares of Class A common stock as a result of OppFi's Up-C structure are excluded from the diluted shares calculation in any period in which OppFi reports a loss because the inclusion would be antidilutive. Total Revenue • Total revenue increased 25% year over year to $120M Net Originations • Net originations were flat year over year at $187M Ending Receivables • Ending receivables increased 19% year over year to $403M $(5.2M) Net Loss $(2.8M) Adj. Net Loss1 $0.22 Basic EPS $(0.22) Diluted EPS2 $(0.19) Adj. EPS1,2

8 Full Year 2022 Financial Highlights 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures and the appendix for a reconciliation of such Non-GAAP financial measures to their most directly comparable GAAP financial measures. Total Revenue • Total revenue increased 29% year over year to $453M Net Originations • Net originations increased 27% year over year to $758M Ending Receivables • Ending receivables increased 19% year over year to $403M $3.3M Net Income $5.0M Adj. Net Income1 $0.51 Basic EPS $0.05 Diluted EPS $0.06 Adj. EPS1

9 Q4 2022 Performance Credit adjustments led to flat Q4 net originations year over year. Ending receivables growth of 19% drove total revenue growth of 25% year over year for Q4. $276 $338 $403 Q4 2021 Ending Receivables ($ Millions) Q4 2020 Q4 2022 +19% $87 $96 $120 Q4 2021 Total Revenue ($ Millions) Q4 2020 Q4 2022 +25% $150 $187 $187 Net Originations ($ Millions) Q4 2020 Q4 2021 Q4 2022 0%

10 Full-Year 2022 Performance With continued strong demand, net originations growth of 27% and ending receivables growth of 19% drove total revenue growth of 29% year over year. $276 $338 $403 Ending Receivables ($ Millions) +19% $323 $351 $453 Total Revenue ($ Millions) +29% $483 $595 $758 FY2020 FY2021 Net Originations ($ Millions) FY2022 +27% FY2020 FY2021 FY2022 FY2020 FY2021 FY2022

Full-Year Key Performance Indicators

	UNAUDITED YEAR ENDED	
($ in millions)	**12/31/2022**	**12/31/2021**
Net Originations[1]	$758	$595
Ending Receivables[2]	$403	$338
% of Originations by Bank Partners	95%	91%
Net Charge-Offs as % of Avg. Receivables[3]	62%	38%
Average Yield[4]	119%	127%
Automatic Approval Rate[5]	68%	60%

Key Highlights

Net originations increased 27% year over year

Ending receivables increased 19% year over year as a result of strong net originations growth YoY

Net charge-offs as % of average receivables increased to 62% versus 38% year over year, which reflects elevated delinquencies from higher loss customers originated prior to credit adjustments during 2022

Yield decreased year over year due to increased enrollment in hardship and assistance programs and increased delinquency

Automatic approval rate increased to 68% from 60% year over year, reflecting the continued application of algorithmic automation projects that streamline the origination process

1. Net originations include both originations by bank partners on the OppFi platform, as well as direct originations by OppFi.
2. Receivables are defined as unpaid principal balances of both on- and off-balance sheet loans.
3. Net charge-offs as a percentage of average receivables (defined as unpaid principal of loans) represents total charge offs from the period less recoveries as a percent of average receivables. OppFi charges off loans after they are more than 90 days delinquent.
4. Average Yield is defined as annualized interest income from the period as a percent of average receivables.
5. Auto-Approval Rate is calculated by taking the number of approved loans that are not decisioned by a loan advocate or underwriter (auto-approval) divided by the total number of loans approved.

11

OppFi

12 Condensed Balance Sheet PERIOD ENDED ($ in millions) 12/31/2022 12/31/2021 Assets Cash and restricted cash $49.7 $62.4 Finance Receivables at Fair Value 457.3 383.9 Finance Receivables at Amortized Cost, Net 0.6 4.2 Other Assets 71.7 51.6 Total Assets $579.8 $502.1 Liabilities and Stockholders’ Equity Current Liabilities $71.7 $59.0 Total Debt 347.1 274.0 Warrant Liabilities 1.9 11.2 Total Liabilities 420.7 344.2 Total Equity 159.1 157.9 Total Liabilities and Equity $579.8 $502.1 Total cash decrease of $13 million was driven by an increase in originated loans relative to received payments and recovered loans Finance Receivables at Amortized Cost, net decrease of $4 million due to the reclassification of OppFi Card receivables as held for sale under “Other Assets” Other assets grew by $20 million driven largely by the addition of an operating lease right of use asset of $14 million (corresponding liability in “Other Liabilities”) related to the Company’s corporate headquarters due to the adoption of a new accounting standard and the reclassification of OppFi Card receivables as held for sale Total debt increase of $73 million was driven by an increase in utilization of revolving lines of credit of $93 million and was partially offset by lower secured borrowing payables by $22 million Equity increase of $1 million was driven by net income and stock- based compensation and was partially offset by treasury stock as a result of repurchases made under the Company’s share repurchase program Key Highlights

13 Grown liquidity more than 5x since 2017 Decreased cost of borrowing spread by 500+ bps since 2017 Diversified institutional capital sources Increased financial flexibility with: • corporate credit agreements, • asset-backed facilities, • bank provided asset-based loans, • forward flow arrangements, and • total return swap Ample debt capacity provides a means to fund anticipated short-term future growth without equity Liquidity ($ in millions) $55 $126 $207 $142 $274 $346 $40 $52 $140 $338 $158 $137 $11 $23 $36 $46 $62 $50 YE2017 YE2018 YE2019 YE2020 YE2021 YE2022 Oustanding Debt Remaining Debt Capacity Cash & Restricted Cash $105 $201 $383 $526 $474 Reduced Cost of Financing and Strong Balance Sheet to Power Growth $532

14 $500M to $520M FY 2023 Guidance Growth Profitability Profitability $22M to $28M $0.26 to $0.33 Total Revenue Approximate Growth of 10% to 15% Adjusted Net Income1 Adjusted EPS1,2 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted EPS are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures. A reconciliation of projected 2023 Adjusted Net Income and projected 2023 Adjusted EPS to the most directly comparable GAAP financial measures is not included in this press release because, without unreasonable efforts, the Company is unable to predict with reasonable certainty the amount or timing of non-GAAP adjustments that are used to calculate these measures. 2. Based on an approximate average weighted diluted share count of 84.3 million.

15 Appendix

16 Pro Forma Share Count as of December 31, 2022 Shares Share Price Notes $10.00 $12.00 $13.00 $14.00 Class A Common Stock 14,760,566 14,760,566 14,760,566 14,760,566 Class V Common Stock Held for the benefit of Pre-Business Combination OppFi Equity holders 69,437,285 69,437,285 69,437,285 69,437,285 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Total Currently Issued and Outstanding Shares of Common Stock 84,197,851 84,197,851 84,197,851 84,197,851 Excludes 25,500,000 shares of Class V Common Stock outstanding with respect to Earn Out Units held by pre-business combination OppFi equity holders, which vest and are subject to forfeiture as discussed below Earn-Out Shares 8,500,000 17,000,000 (including 8,500,000 units that would have vested at $12) 25,500,000 (including 8,500,000 units that would have vested at each of $12 and $13) Earn-Out Shares represent shares of Class V Common Stock that related to a total of 25,500,000 Earn Out Units held by pre-business combination OppFi equity holders, which vest in three tranches when the volume weighted average price (VWAP) of the Class A Common Stock equals or exceeds each of $12.00, $13.00 and $14.00 for any 20 out of 30 consecutive trading days over the first 36 months after closing, and with respect to which Class V Common Stock is currently outstanding and subject to vesting and forfeiture Forfeited after 3-year anniversary of closing date if vesting conditions above are not met Total Outstanding Shares of Common Stock Giving Effect to Earn-Outs 84,197,851 92,697,851 101,197,851 109,697,851 Note: This presentation is not a complete summary of all relevant terms, conditions and information related to the capital structure of OppFi Inc. For more information, see the Company’s filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2022. This presentation excludes: 703,914 shares repurchased and held as Treasury Stock 14,426,937 warrants to purchase shares of Class A Common Stock at $11.50 per share 912,500 warrants to purchase shares of Class A Common Stock at $15.00 per share 6,829,456 shares of Class A Common Stock issuable under the Company’s 2021 Equity Incentive Plan 1,155,373 shares of Class A Common Stock issuable under the Company’s 2021 Employee Stock Purchase Plan

17 Fair Value Valuation 1. Stated as a percentage of loan receivable. 2. Represents rate applied to unpaid principal receivables, inclusive of adjustment for accrued interest. Key Highlights • Interest rate increased by 160 bps due to relative increase in base APR loans on the book • Default rate increased by 70 bps due to an increase in delinquent loans in the portfolio from pre-credit adjusted vintages UNAUDITED PERIOD ENDED ($ in thousands) 12/31/2022 9/30/2022 Outstanding Principal $402,180 $402,571 Accrued Interest $15,802 $15,288 Interest Rate 152.4% 150.8% Discount Rate 25.9% 25.9% Servicing Cost1 (5.0)% (5.0)% Remaining Life 0.593 years 0.598 years Default Rate1 20.3% 19.6% Accrued Interest1 3.9% 3.8% Prepayment Rate1 21.3% 21.2% Premium to Principal2 9.8% 9.9%

18 OppFi Q4 GAAP Income Statement 1. Shares of Class V common stock that are exchangeable into shares of Class A common stock as a result of OppFi's Up-C structure are excluded from the diluted shares calculation in any period in which OppFi reports a loss because the inclusion would be antidilutive. (in Thousands, except share and per share data) 2022 2021 $ % Interest and loan related income 119,634$ 95,448$ 24,186$ 25.3% Other revenue 396 510 (114) (22.4%) Total revenue 120,030 95,958 24,072 25.1% Provision for credit losses on finance receivables 103 (748) 851 (113.8%) Change in fair value of finance receivables (71,680) (33,326) (38,354) 115.1% Net revenue 48,453 61,884 (13,431) (21.7%) Expenses: Sales and marketing 11,339 17,508 (6,169) (35.2%) Customer operations 10,381 10,225 156 1.5% Technology, products, and analytics 8,590 7,774 816 10.5% General, administrative, and other 17,017 16,153 864 5.3% Total expenses before interest expense 47,327 51,660 (4,333) (8.4%) Interest expense 10,740 6,850 3,890 56.8% Total expenses 58,067 58,510 (443) (0.8%) (Loss) income from operations (9,614) 3,374 (12,988) (384.9%) Change in fair value of warrant liability 2,328 13,266 (10,938) (82.5%) Other income 53 - 53 - (Loss) income before income taxes (7,233) 16,640 (23,873) (143.5%) Provision for income taxes (2,034) (392) (1,642) 418.9% Net (loss) income (5,199) 17,032 (22,231) (130.5%) Less: net (loss) income attributable to noncontrolling interest (8,335) 5,603 (13,938) (248.8%) Net income attributable to OppFi Inc. 3,136$ 11,429$ (8,293)$ (72.6%) Earnings per share attributable to OppFi Inc. Earnings per common share: Basic 0.22$ 0.85$ Diluted1 (0.22)$ 0.19$ Weighted average common shares outstanding: Basic 14,563,168 13,545,261 Diluted1 14,563,168 84,501,795 Three Months Ended December 31, Variance

19 OppFi Full-Year GAAP Income Statement (in Thousands, except share and per share data) 2022 2021 $ % Interest and loan related income 451,448$ 349,029$ 102,419$ 29.3% Other revenue 1,411 1,539 (128) (8.3%) Total revenue 452,859 350,568 102,291 29.2% Provision for credit losses on finance receivables (1,940) (929) (1,011) 108.8% Change in fair value of finance receivables (233,959) (85,960) (147,999) 172.2% Net revenue 216,960 263,679 (46,719) (17.7%) Expenses: Sales and marketing 54,407 52,622 1,785 3.4% Customer operations 42,314 40,260 2,054 5.1% Technology, products, and analytics 33,439 27,442 5,997 21.9% General, administrative, and other 57,980 61,842 (3,862) (6.2%) Total expenses before interest expense 188,140 182,166 5,974 3.3% Interest expense 35,162 24,256 10,906 45.0% Total expenses 223,302 206,422 16,880 8.2% 22 Rounding difference from IS(Loss) income from operations (6,342) 57,257 (63,599) (111.1%) Gain on forgiveness of PPP loan - 6,444 (6,444) (100.0%) Change in fair value of warrant liability 9,352 26,405 (17,053) (64.6%) Other income 53 - 53 - Income before income taxes 3,063 90,106 (87,043) (96.6%) Provision for income taxes (277) 311 (588) (189.1%) Net income 3,340 89,795$ (86,455) (96.3%) Less: net (loss) income attributable to noncontrolling interest (3,758) 64,241 (67,999) (105.8%) Net income attributable to OppFi Inc. 7,098$ 25,554$ (18,456)$ (72.2%) Earnings per share attributable to OppFi Inc. Earnings per common share: Basic 0.51$ 1.93$ Diluted 0.05$ 0.48$ Weighted average common shares outstanding: Basic 13,913,626 13,218,119 Diluted 84,256,084 84,474,039 Year Ended December 31, Variance

20 OppFi Condensed Balance Sheet (in Thousands) 2022 2021 $ % Assets Cash and restricted cash 49,670$ 62,362$ (12,692)$ (20.4%) Finance receivables at fair value 457,296 383,890 73,406 19.1% Finance receivables at amortized cost, net 643 4,220 (3,577) (84.8%) Other assets 72,230 51,634 20,596 39.9% Total assets 579,839$ 502,106$ 77,733$ 15.5% Liabilities and members' equity Current liabilities 71,741$ 58,967$ 12,774$ 21.7% Total debt 347,060 274,021 73,039 26.7% Warrant liability 1,888 11,240 (9,352) (83.2%) Total liabilities 420,689$ 344,228$ 76,461$ 22.2% Total members' equity 159,150 157,878 1,272 0.8% Total liabilities and members' equity 579,839$ 502,106$ 77,733$ 15.5% VarianceAs of December 31,

21 OppFi Cash Flows (in Thousands) 2022 2021 $ % Net cash provided by operating activities 243,297$ 167,346$ 75,951$ 45.4% Net cash (used in) investing activities (317,244)$ (199,470)$ (117,774) (59.0%) Net cash provided by financing activities 61,255$ 48,829$ 12,426 25.4% (12,692)$ 16,705$ (29,397)$ (176.0%)Net (decrease) increase in cash, cash equivalents and restricted cash Year Ended December 31, Variance

OppFi Q4 Net Income to Adj. EBT, Adj. Net Income and Adj. EBITDA Reconciliation

(in Thousands, except share and per share data) *(Unaudited)*	Three Months Ended December 31, 2022	Three Months Ended December 31, 2021	Variance $	Variance %
Net income	**$ (5,199)**	**$ 17,032**	**$ (22,231)**	**(130.5%)**
Provision for income taxes	(2,034)	(392)	(1,642)	418.9%
Debt Amortization	746	574	172	30.0%
Other addback and one-time expenses[1]	2,783	(5,530)	8,313	(150.3%)
Adjusted EBT[2]	**(3,704)**	**11,684**	**(15,388)**	**(131.7%)**
Less: pro forma taxes[3]	914	(306)	1,220	(399.1%)
Adjusted net income[2]	**(2,790)**	**11,378**	**(14,168)**	**(124.5%)**
Pro forma taxes[2]	(914)	306	(1,220)	(399.1%)
Depreciation and amortization	3,525	2,992	533	17.8%
Interest expense	9,994	6,275	3,719	59.3%
Business (non-income) taxes	107	(510)	617	(121.0%)
Adjusted EBITDA[2]	**$ 9,922**	**$ 20,441**	**$ (10,519)**	**(51.5%)**
Adjusted earnings per share[2]	$ (0.19)	$ 0.13		
Weighted average diluted shares outstanding[4]	14,563,168	84,501,795		

1. For the three months ended December 31, 2022, other addbacks and one-time expense of $2.8 million included a $(2.3) million addback due to the change in fair value of the warrant liabilities, $0.1 million in income related to the sublease of Company office space, $0.2 million in expenses related to severance and retention, $3.6 million in expenses related to the reclassification of OppFi Card finance receivables as held for sale, $0.5 million in expenses related to the impairment of the operating lease right of use asset, and $1.0 million in stock-based compensation. For the three months ended December 31, 2021, other addbacks and one-time expenses of $(5.5) million included a $(13.3) million addback due to the change in fair value of the warrant liabilities, $3.4 million in expenses related to one-time legal costs, $2.4 million in expenses related to severance, $0.1 million in board fees, and $1.8 million in stock-based compensation.
2. Non-GAAP Financial Measures: Adjusted EBT, Adjusted Net Income, Adjusted EBITDA, and Adjusted Earnings per Share are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). See the disclaimer on "Non-GAAP Financial Measures" on slide 1 for a detailed description of such Non-GAAP financial measures.
3. Assumes a tax rate of 24.17% for the year ended December 31, 2022 and a tax rate of 21.61% for the year ended December 31, 2021, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.
4. Shares of Class V common stock that are exchangeable into shares of Class A common stock as a result of OppFi's Up-C structure are excluded from the diluted shares calculation in any period in which OppFi reports a loss because the inclusion would be antidilutive.

22

OppFi

OppFi Full-Year Net Income to Adj. EBT, Adj. Net Income and Adj. EBITDA Reconciliation

(in Thousands, except share and per share data)	Year Ended December 31,				Variance	
(Unaudited)	2022		2021		$	%
Net income	$	**3,340**	$	**89,795**	**$ (86,455)**	**(96.3%)**
Provision for income taxes		(277)		311	(588)	(189.1%)
Debt Amortization		2,372		2,310	62	2.7%
Other addback and one-time expenses[1]		1,127		(8,452)	9,579	(113.3%)
Adjusted EBT[2]		**6,562**		**83,964**	**(77,402)**	**(92.2%)**
Less: pro forma taxes[3]		(1,586)		(18,145)	16,559	(91.3%)
Adjusted net income[2]		**4,976**		**65,819**	**(60,843)**	**(92.4%)**
Pro forma taxes[2]		1,586		18,145	(16,559)	(91.3%)
Depreciation and amortization		13,581		10,282	3,299	32.1%
Interest expense		32,789		21,946	10,843	49.4%
Business (non-income) taxes		934		665	269	40.5%
Adjusted EBITDA[2]	$	**53,866**	$	**116,857**	**$ (62,991)**	**(53.9%)**
Adjusted earnings per share[2]	$	0.06	$	0.78		
Weighted average diluted shares outstanding		84,256,084		84,474,039		

1. For the year ended December 31, 2022, other addbacks and one-time expenses of $1.1 million included a $(9.4) million addback due to the change in fair value of the warrant liabilities, $0.1 million in income related to the sublease of Company office space, $0.1 million in expenses related to one-time legal costs, $2.0 million in expenses related to severance, $1.0 million in expenses related to retention, $3.6 million in expenses related to the reclassification of OppFi Card finance receivables as held for sale, $0.5 million in expenses related to the impairment of the operating lease right of use asset, and $3.4 million in stock-based compensation. For the year ended December 31, 2021, other addbacks and one-time expenses of $(8.5) million included a $(26.4) million addback due to the change in fair value of the warrant liabilities, a $(6.4) million addback due to the gain on forgiveness of PPP Loan, $6.6 million in public company readiness costs prior to the Business Combination, $5.3 million in expenses related to one-time legal, accounting, and other costs related to the Business Combination, $4.2 million in expenses related to warrant valuation, $3.0 million in expenses related to severance, $0.6 million in management and board fees, a $1.8 million recruiting and salary expense, $3.0 million in profit interest and stock compensation.
2. Non-GAAP Financial Measures: Adjusted EBT, Adjusted Net Income, Adjusted EBITDA, and Adjusted Earnings per Share are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles ("GAAP"). See the disclaimer on "Non-GAAP Financial Measures" on slide 1 for a detailed description of such Non-GAAP financial measures.
3. Assumes a tax rate of 24.17% for the year ended December 31, 2022 and a tax rate of 21.61% for the year ended December 31, 2021, reflecting the U.S. federal statutory rate of 21% and a blended statutory rate for state income taxes, in order to allow for a comparison with other publicly traded companies.

23

OppFi

24 OppFi Q4 and Full-Year Diluted Shares as Reflected in Adjusted Earnings Per Share 1. Shares of Class V common stock that are exchangeable into shares of Class A common stock as a result of OppFi's Up-C structure are excluded from the diluted shares calculation in any period in which OppFi reports a loss because the inclusion would be antidilutive.

25 OppFi Q4 and Full-Year Adjusted Earnings per Share 1. Non-GAAP Financial Measures: Adjusted Net Income and Adjusted Earnings per Share are financial measures that have not been prepared in accordance with Generally Accepted Accounting Principles (“GAAP”). See the disclaimer on “Non-GAAP Financial Measures” on slide 1 for a detailed description of such Non-GAAP financial measures. 2. Shares of Class V common stock that are exchangeable into shares of Class A common stock as a result of OppFi's Up-C structure are excluded from the diluted shares calculation in any period in which OppFi reports a loss because the inclusion would be antidilutive.